Exhibit 10.9
TARGA RESOURCES INVESTMENTS INC.
LONG-TERM INCENTIVE PLAN
     SECTION 1. Purpose of the Plan.
     The Targa Resources Investments Inc. Long-Term Incentive Plan (the “Plan”) has been adopted by Targa Resources Investments Inc., a Delaware corporation (the “Company”), the parent entity of Targa Resources GP LLC (“Targa GP”), the general partner of Targa Resources Partners LP, a Delaware limited partnership (the “Partnership”). The Plan is intended to promote the interests of the Company and its Affiliates by providing to employees, consultants and directors of the Company and its Affiliates incentive cash compensation awards for superior performance that are based on Units. The Plan is also contemplated to enhance the ability of the Company and its Affiliates to attract and retain the services of individuals who are essential for the growth and profitability of the Company and its Affiliates, and to encourage them to devote their best efforts to advancing the business of the Company and its Affiliates.
     SECTION 2. Definitions.
     As used in the Plan, the following terms shall have the meanings set forth below:
     “Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.
     “Award” means a Performance Unit and shall also include any tandem DERs granted with respect to a Performance Unit.
     “Award Agreement” means the written or electronic agreement by which an Award shall be evidenced.
     “Board” means the Board of Directors of the Company.
     “Change of Control” means, and shall be deemed to have occurred upon the occurrence of one or more of the following events:
     (i) any “person” or “group” within the meaning of those terms as used in Sections 13(d) and 14(d)(2) of the Exchange Act, other than an Affiliate of the Company, shall become the beneficial owner, by way of merger, consolidation, recapitalization, reorganization or otherwise, of 50% or more of the combined voting power of the equity interests in Targa GP or the Partnership;

     (ii) the limited partners of the Partnership approve, in one or a series of transactions, a plan of complete liquidation of the Partnership;
     (iii) the sale or other disposition by either Targa GP or the Partnership of all or substantially all of its assets in one or more transactions to any Person other than Targa GP or an Affiliate of Targa GP; or
     (iv) a transaction resulting in a Person other than Targa GP or an Affiliate of Targa GP being the general partner of the Partnership.
     Notwithstanding the foregoing, with respect to an Award that is subject to Section 409A of the Code and with respect to which a Change of Control will accelerate payment, “Change of Control” shall mean a “change of control event” as defined in the regulations and guidance issued under Section 409A of the Code.
     “Code” means the Internal Revenue Code of 1986, as amended.
     “Committee” means the Compensation Committee of the Board or, if none, the Board or such committee of the Board, if any, as may be appointed by the Board to administer the Plan.
     “Consultant” means an independent contractor, other than a Director, who performs services for the benefit of the Company or an Affiliate of the Company.
     “DER” or “Distribution Equivalent Right” means a contingent right, granted in tandem with a specific Performance Unit, to receive an amount in cash equal to the cash distributions made by the Partnership with respect to a Unit during the period such DER is outstanding.
     “Director” means a member of the Board or a board of directors of an Affiliate who is not an Employee.
     “Employee” means any employee of the Company or an Affiliate of the Company who performs services for the benefit of the Company or an Affiliate of the Company.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     “Fair Market Value” means the closing sales price of a Unit on the principal national securities exchange or other market in which trading in Units occurs on the applicable date (or if there is no trading in the Units on such date, on the next preceding date on which there was trading) as reported in The Wall Street Journal (or other reporting service approved by the Committee). In the event Units are not traded on a national securities exchange or other market at the time a determination of fair market value is required to be made hereunder, the determination of fair market value shall be made in good faith by the Committee. Notwithstanding the foregoing, with respect to an Award granted on the effective date of the initial public offering of Units, Fair Market Value on such date shall mean the initial offering price per Unit as stated on the cover page of the S-1 for such offering.
     “Participant” means any Employee, Consultant or Director granted an Award under the Plan.

     “Performance Unit” means a phantom (notional) unit granted under the Plan which entitles the Participant to receive an amount of cash equal to the Fair Market Value of one Unit upon vesting of the Performance Unit.
     “Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.
     “Restricted Period” means the period established by the Committee with respect to an Award during which the Award remains subject to forfeiture and is not payable to the Participant.
     “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.
     “SEC” means the Securities and Exchange Commission, or any successor thereto.
     “Unit” means a common unit of the Partnership.
     SECTION 3. Administration.
     (a) Governance. The Plan shall be administered by the Committee.
     (b) Delegation. Subject to the following and applicable law, the Committee, in it sole discretion, may delegate any or all of its powers and duties under the Plan, including the power to grant Awards under the Plan, to the Chief Executive Officer of the Company, subject to such limitations on such delegated powers and duties as the Committee may impose, if any. Upon any such delegation, all references in the Plan to the “Committee”, other than in Section 7, shall be deemed to include the Chief Executive Officer; provided, however, that such delegation shall not limit the Chief Executive Officer’s right to receive Awards under the Plan. Notwithstanding the foregoing, the Chief Executive Officer may not grant Awards to, or take any action with respect to any Award previously granted to, a person who is an officer subject to Rule 16b-3 or a member of the Board.
     (c) Authority and Powers. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Units to be covered by Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled, exercised, canceled, or forfeited; (vi) interpret and administer the Plan and any instrument or agreement relating to an Award made under the Plan; (vii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, Targa GP, the Partnership, any Affiliate, any Participant, and any beneficiary of any Participant.
     SECTION 4. Award Limits.
     (a) There shall not be any limitation on the number of Performance Units that may be granted under the Plan.
     (b) Adjustments. In the event that the Committee determines that any distribution (whether in the form of cash, Units, other securities, or other property), recapitalization, split, reverse split, reorganization, merger, Change of Control, consolidation, split-up, spin-off, combination, repurchase, or exchange of Units or other securities of the Partnership, issuance of warrants or other rights to purchase Units or other securities of the Partnership, or other similar transaction or event affects the Units such that an adjustment is determined by the Committee to be appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Units (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Units (or other securities or property) subject to outstanding Awards, or (iii) if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, that the number of Units subject to any Award shall always be a whole number. With respect to any other similar event that would not result in a FAS 123R accounting charge if the adjustment to Awards with respect to such event were subject to discretionary action, the Committee shall have complete discretion to adjust Awards in such manner as it deems appropriate with respect to such other event.
     SECTION 5. Eligibility.
     Any Employee, Consultant or Director shall be eligible to be designated a Participant and receive an Award under the Plan.
     SECTION 6. Awards.
     (a) Performance Units. The Committee shall have the authority to determine the Employees, Consultants, and Directors to whom Performance Units shall be granted, the number of Performance Units to be granted to each such Participant, the Restricted Period, the time or conditions under which the Performance Units may become vested or forfeited, which may include, without limitation, the accelerated vesting upon the achievement of specified performance goals or other events, and such other terms and conditions as the Committee may establish with respect to such Awards, including whether DERs are granted with respect to such Performance Units.
     (i) DERs. Unless and to the extent provided otherwise by the Committee in its discretion, a grant of Performance Units shall include a tandem DER grant, which provides that such DERs shall be credited to a bookkeeping account (without interest) and shall be paid to the Participant in cash upon the vesting of the tandem Performance Unit. However, the Committee, in its discretion, may provide such other terms, including different vesting and payment forms and mediums and the “investment” of such DERs in additional Performance Units, as it may choose with respect to DERs and may also provide that a grant of Performance Units does not include tandem DERs.
     (ii) Forfeitures. Except as otherwise provided in the terms of the Award Agreement, upon termination of a Participant’s employment or consulting arrangement with the Company, the Partnership and their Affiliates or membership on the Board, whichever is applicable, for any reason during the applicable Restricted Period, all outstanding Performance Units awarded the Participant, and any outstanding tandem DERs credited to such Participant, shall be automatically forfeited on such termination. The Committee may, in its discretion, waive in whole or in part such forfeiture with respect to a Participant’s Performance Units and DERs.
     (iii) Lapse of Restrictions. Upon or as soon as reasonably practical following the vesting of each Performance Unit, subject to the provisions of Section 8(b), the Participant shall be entitled to receive from the Company cash equal to the Fair Market Value of one Unit as of the vesting date.
     (b) General.
     (i) Awards May Be Granted Separately or Together. Except as provided below, Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.
     (ii) Limits on Transfer of Awards.
     (A) Except as provided in paragraph (C) below, each Award shall be exercisable or payable only by or to the Participant during the Participant’s lifetime, or by the person to whom the Participant’s rights shall pass by will or the laws of descent and distribution.
     (B) Except as provided in paragraphs (A) and (C), no Award and no right under any such Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate.
     (C) To the extent specifically provided or approved by the Committee with respect to an Award, an Award may be transferred by a Participant without consideration to immediate family members or related family trusts, limited partnerships or similar entities on such terms and conditions as the Committee may from time to time establish.
     (iii) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee.

     (iv) Consideration for Grants. Awards may be granted for such consideration, including services, as the Committee determines.
     (v) Change in Control, Similar Events. Upon the occurrence of a Change of Control, any change in applicable law or regulation affecting the Plan or Awards thereunder, or any change in accounting principles affecting the financial statements of the Company or the Partnership, the Committee, in its sole discretion, without the consent of any Participant or holder of the Award, and on such terms and conditions as it deems appropriate, may take any one or more of the following actions in order to either prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or an outstanding Award or mitigate any unfavorable accounting consequences:
     (A) provide for either (i) the termination of any Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of such transaction or event the Committee determines in good faith that no amount would have been attained upon the realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (ii) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;
     (B) provide that such award be assumed by the successor or survivor entity, or a parent or subsidiary thereof, or be exchanged for similar awards covering the equity of the successor or survivor, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of equity interests and prices;
     (C) make adjustments in the number and type of Units (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Awards or in the terms and conditions of, and the vesting and performance criteria included in, outstanding Awards, or both;
     (D) provide that such Award shall be payable, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and
     (E) provide that the Award cannot become payable after such event, i.e., shall terminate upon such event.
Notwithstanding the foregoing, (i) with respect to an above event that is an “equity restructuring” event that would be subject to a compensation expense pursuant FAS 123R if a discretionary change is made, the provisions in Section 4(b) shall control to the extent they are in conflict with the discretionary provisions of this Section 6 and (ii) upon a Change of Control all Awards shall become vested and exercisable or payable, as the case may be, unless, and to the extent, the Committee specifically provides to the contrary in the Award Agreement with respect to a Change of Control.

     SECTION 7. Amendment and Termination. Except to the extent prohibited by applicable law:
     (a) Amendments to the Plan. Except as required by the rules of the principal securities exchange on which the Units are traded and subject to Section 7(b) below, the Board or the Committee may amend, alter, suspend, discontinue, or terminate the Plan in any manner, without the consent of any member, Participant, other holder or beneficiary of an Award, or other Person.
     (b) Amendments to Awards. Subject to Section 7(a), the Committee may waive any conditions or rights under, amend any terms of, or alter any Award theretofore granted, provided no change, other than pursuant to Section 6(b)(v) or, as determined by the Committee, in its sole discretion, as being necessary or appropriate to comply with applicable law, including, without limitation, Section 409A of the Code, in any Award shall materially reduce the benefit of a Participant without the consent of such Participant.
     SECTION 8. General Provisions.
     (a) No Rights to Award. No Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants. The terms and conditions of Awards need not be the same with respect to each recipient.
     (b) Tax Withholding. The Company or any Affiliate is authorized to withhold from any Award, from any payment due or transfer made under any Award or from any compensation or other amount owing to a Participant the amount in cash of any applicable taxes payable in respect of the grant of an Award, the lapse of restrictions thereon, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy its withholding obligations for the payment of such taxes.
     (c) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate or to remain on the Board or a Consultant, as applicable. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.
     (d) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware law without regard to its conflict of laws principles.
     (e) Section 409A. This Plan is intended to meet the requirements of Section 409A of the Code and may be administered in a manner that is intended to meet those requirements and will be construed and interpreted in accordance with such intent. All Awards granted and payments hereunder will either be exempt from Section 409A of the Code or will be subject to Section 409A of the Code and will be structured in a manner that will meet the requirements of Section 409A of the Code, including regulations or other guidance issued with respect thereto. Any provision of this Plan that would cause an Award or payment to fail to satisfy Section 409A of the Code will be amended (in a manner that as closely as practicable achieves the original intent of the Award) to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.
     (f) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
     (g) Other Laws. The Committee may refuse to pay an Award if, in its sole discretion, it determines that such payment might violate any applicable law or regulation, the rules of the principal securities exchange on which the Units are then traded, or result in recoverable short-swing profits under Section 16(b) of the Exchange Act.
     (h) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any participating Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any participating Affiliate pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company or any participating Affiliate.
     (i) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
     (j) Facility Payment. Any amounts payable hereunder to any person under legal disability or who, in the judgment of the Committee, is unable to properly manage his financial affairs, may be paid to the legal representative of such person, or may be applied for the benefit of such person in any manner which the Committee may select, and the Company shall be relieved of any further liability for payment of such amounts.
     (k) Gender and Number. Words in the masculine gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.
     SECTION 9. Term of the Plan.
     The Plan shall become effective on the date of its approval by the Committee and shall terminate on the date established by the Board or the Committee. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted prior to any Plan termination, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award, shall extend beyond such termination date.